TRAVELERS

WORKERS COMPENSATION
AND
EMPLOYERS LIABILITY POLICY

TYPE AR **INFORMATION PAGE WC 00 00 01 (A)**

POLICY NUMBER: (6KUB-2E82819-9-15)

NEW-15

INSURER: THE TRAVELERS INDEMNITY COMPANY

NCCI CO CODE: 11347

1.

INSURED:

BALTIA AIR LINES INC.
804 WILLOW RUN AIRPORT
YPSILANTI MI 48198

PRODUCER:

AVIATION RISK MANAGEMENT
377 W. VIRGINIA STREET
CRYSTAL LAKE IL 60014

Insured is A CORPORATION

Other work places and identification numbers are shown in the schedule(s) attached.

2. The policy period is from 04-06-15 to 04-06-16 12:01 A.M. at the insured's mailing address.

3. A. WORKERS COMPENSATION INSURANCE: Part One of the policy applies to the Workers Compensation Law of the state(s) listed here:

MI

B. EMPLOYERS LIABILITY INSURANCE: Part Two of the policy applies to work in each state listed in item 3.A. The limits of our liability under Part Two are:

Bodily Injury by Accident:	$	1000000	Each Accident
Bodily Injury by Disease:	$	1000000	Policy Limit
Bodily Injury by Disease:	$	1000000	Each Employee

C. OTHER STATES INSURANCE: Part Three of the policy applies to the states, if any, listed here:

COVERAGE EXCLUDED - REFER TO RESIDUAL MARKET LIMITED OTHER STATES INSURANCE ENDORSEMENT WC 00 03 26

D. This policy includes these endorsements and schedules:

SEE LISTING OF ENDORSEMENTS - EXTENSION OF INFO PAGE

4. The premium for this policy will be determined by our Manuals of Rules, Classifications, Rates and Rating Plans. All required information is subject to verification and change by audit to be made ANNUALLY.

DATE OF ISSUE: 04-16-15 TZ
OFFICE: ORLANDO 893
PRODUCER: AVIATION RISK MANAGEMENT

ST ASSIGN: MI

792DL

010478

TRAVELERS

WORKERS COMPENSATION
AND
EMPLOYERS LIABILITY POLICY

TYPE AR INFORMATION PAGE WC 00 00 01 (A)

POLICY NUMBER: (6KUB-2E82819-9-15)

CLASSIFICATION SCHEDULE:

CLASSIFICATIONS	CODE NO	PREMIUM BASIS ESTIMATED TOTAL ANNUAL REMUNERATION	RATES PER $100 OF REMUNERATION	ESTIMATED ANNUAL PREMIUM

SEE EXTENSION OF INFORMATION PAGE - SCHEDULE(S)

SIC-CODE: 8741 NAICS: 561110

		STANDARD
TOTAL ESTIMATED ANNUAL STANDARD PREMIUM	$	435
PREMIUM DISCOUNT		NONE
0900-21 EXPENSE CONSTANT		200
TERRORISM		18
TOTAL ESTIMATED PREMIUM		653
DEPOSIT AMOUNT DUE		653MP

A/R (WCIP) #

Minimum Premium: $ 225 EMPLOYERS LIABILITY MINIMUM: $ 75

ST ASSIGN: MI

DATE OF ISSUE: 04-16-15 TZ
OFFICE: ORLANDO 893
PRODUCER: AVIATION RISK MANAGEMENT 792DL

TRAVELERS

WORKERS COMPENSATION AND EMPLOYERS LIABILITY POLICY

EXTENSION OF INFO PAGE-SCHEDULE WC 00 00 01 (A)

POLICY NUMBER: (6KUB-2E82819-9-15)

INSURER: THE TRAVELERS INDEMNITY COMPANY

11347-MI

INSURED'S NAME: BALTIA AIR LINES INC.

RATE BUREAU ID: 5109515A

CLASSIFICATION	CODE	PREMIUM BASIS ESTIMATED TOTAL ANNUAL REMUNERATION	RATES PER $100 OF REMUNERATION	ESTIMATED ANNUAL PREMIUM
LOCATION 001 01				
FEIN 112989648 ENTITY CD 001				
BALTIA AIR LINES INC.				
804 WILLOW RUN AIRPORT YPSILANTI, MI 48198 SIC CODE: 8741 NAICS: 561110				
CLERICAL OFFICE EMPLOYEES NOC.	8810	180000	.20	360

2.00% EMPL. LIAB. INCREASED LIMITS(0122) $	7
ADD FOR INCREASED LIMITS MINIMUM (9848)	68
MERIT RATING/EXPERIENCE MOD: NONE MODIFIED PREMIUM	NONE
TOTAL ESTIMATED ANNUAL STANDARD PREMIUM	435
EXPENSE CONSTANT(0900)	200
0.0100 TERRORISM (9740)	18
TOTAL ESTIMATED PREMIUM	653
DEPOSIT AMOUNT DUE	653

DATE OF ISSUE: 04-16-15 TZ ST ASSIGN: MI SCHEDULE NO: 1 OF LAST

TRAVELERS

WORKERS COMPENSATION
AND
EMPLOYERS LIABILITY POLICY

ENDORSEMENT WC 00 00 01 (A)

POLICY NUMBER: (6KUB-2E82819-9-15)

LISTING OF ENDORSEMENTS
EXTENSION OF INFO PAGE

We agree that the following listed endorsements form a part of this policy on its effective date.

WC 00 00 01 A - 001	INFORMATION PAGE
WC 00 00 01 A - 001	INFORMATION PAGE 2
WC 00 00 01 A - 001	EXTENSION OF INFORMATION PAGE - SCHEDULE
WC 00 00 01 A - 001	ENDORSEMENT LISTING
WC 00 03 26 A - 001	LIMITED OTHER STATES INSURANCE END
WC 21 03 03 A - 001	MICHIGAN NOTICE TO POLICYHOLDERS
WC 21 03 04 00 - 001	MICHIGAN LAW ENDORSEMENT
WC 21 03 05 A - 001	MICHIGAN WC PLACEMENT FACILITY ENDT.
WC 21 04 02 B - 001	TRIPRA ENDORSEMENT

DATE OF ISSUE: 04-16-15 ST ASSIGN: MI

010480

TRAVELERS

WORKERS COMPENSATION
AND
EMPLOYERS LIABILITY POLICY

ENDORSEMENT WC 00 03 26 (A)

POLICY NUMBER: (6KUB-2E82819-9-15)

RESIDUAL MARKET
LIMITED OTHER STATES INSURANCE ENDORSEMENT

"Part Three—Other States Insurance" of the policy is replaced by the following:

PART THREE OTHER STATES INSURANCE

A. How This Insurance Applies

1. We will pay promptly when due the benefits required of you by the workers compensation law of any state not listed in Item 3.A. of the Information Page if all of the following conditions are met:
   a. The employee claiming benefits was either hired under a contract of employment made in a state listed in Item 3.A. of the Information Page or was, at the time of injury, principally employed in a state listed in Item 3.A. of the Information Page; and
   b. The employee claiming benefits is not claiming benefits in a state where, at the time of injury, (i) you have other workers compensation insurance coverage, or (ii) you were, by virtue of the nature of your operations in that state, required by that state's law to have obtained separate workers compensation insurance coverage, or (iii) you are an authorized self-insurer or participant in a self-insured group plan; and
   c. The duration of the work being performed by the employee claiming benefits in the state for which that employee is claiming benefits is temporary.
2. If we are not permitted to pay the benefits directly to persons entitled to them and all of the above conditions are met, we will reimburse you for the benefits required to be paid.
3. This insurance does not apply to fines or penalties arising out of your failure to comply with the requirements of the workers compensation law.

IMPORTANT NOTICE!

If you hire any employees outside those states listed in Item 3.A. on the Information Page or begin operations in any such state, you should do whatever may be required under that state's law, as this endorsement does not satisfy the requirements of that state's workers compensation law.

DATE OF ISSUE: 04-16-15 ST ASSIGN: MI

TRAVELERS

WORKERS COMPENSATION
AND
EMPLOYERS LIABILITY POLICY
ENDORSEMENT WC 21 03 03 (A)

POLICY NUMBER: (6KUB-2E82819-9-15)

MICHIGAN NOTICE TO POLICYHOLDER ENDORSEMENT

This endorsement applies only to the insurance provided by the policy because Michigan is shown in item 3.A of the Information Page.

1. **Rates and Premium**

   The policy contains rates and classifications that apply to your type of business. If you have any questions regarding the rates or classifications, please contact us or your agent.

   You may obtain pertinent rating information by submitting a written request to us at our address shown on this endorsement. We may require you to pay a reasonable charge for furnishing the information.

   You may also submit a written request for a review of the method by which your rates and premiums were determined. If you are not satisfied with the results of the review, you may appeal to the Commissioner of Insurance at the address shown in this endorsement.

2. **Payroll Audits**

   You may request a payroll audit once each calendar year. Your request must be in writing sent to our address shown in this endorsement. You must state that you believe your payroll expenditures have changed by 20% or more, and you must state the reasons for that belief. We will complete the audit within 120 days of receipt of your request if you provide us with all information we need to perform the audit.

3. **Reserves or Redemption**

   You may request reserve and redemption information that relates to the premium for this policy. Your request must be in writing sent to our address shown in this endorsement. We will provide you with that information within thirty (30) days of receipt of your request.

   If you believe that the policy premiums are excessive because we set unreasonable reserves or because of the unreasonable redemption of a claim, you may request a meeting with our management representative. Your request must be in writing sent to our address shown in this endorsement. If you are not satisfied with the results of the meeting, you may appeal to the Insurance Commissioner at the address shown in this endorsement.

Addresses

Commissioner of Insurance
Michigan Insurance Bureau
P.O. Box 30200
Lansing, MI 48909

The Travelers Insurance Companies
1000 Travelers Tower
26555 Evergreen
Southfield, MI 48076
or
625 Kenmoor Ave SE, Suite 213
Grand Rapids, MI 49546
or
The Travelers
215 Shuman Boulevard
Naperville, IL 60563

TRAVELERS

WORKERS COMPENSATION
AND
EMPLOYERS LIABILITY POLICY

ENDORSEMENT WC 21 03 04 (00)

POLICY NUMBER: (6KUB-2E82819-9-15)

MICHIGAN LAW ENDORSEMENT

This endorsement applies only to the insurance provided by the policy because Michigan is shown in item 3.A of the Information Page.

Michigan law requires that we attach this paragraph to your policy in the language specified by the statute. To help you understand the paragraph, the following definitions are added:

(1) We are "the insurer issuing this policy"

(2) You are "the insured employer"

(3) "Michigan workmen's compensation act" means the Workers' Disability Compensation Act of 1969.

(4) "Workmen's compensation" means workers' compensation

(5) "The bureau of workmen's compensation" means the Bureau of Workers' Disability Compensation.

"Notwithstanding any language elsewhere contained in this contract or policy of insurance, the accident fund or the insurer issuing this policy hereby contracts and agrees with the insured employer:

Compensation:

(a) That it will pay to the persons that may become entitled thereto all workmen's compensation for which the insured employer may become liable under the provisions of the Michigan workmen's compensation act for all compensable injuries or compensable occupational diseases happening to his employees during the life of this contract or policy;

Medical services:

(b) That it will furnish or cause to be furnished to all employees of the employer all reasonable medical, surgical, and hospital services and medicines when they are needed which the employer may be obligated to furnish or cause to be furnished to his employees under the provisions of the Michigan workmen's compensation act and that it will pay to the persons entitled thereto for all such services and medicines when they are needed for all compensable injuries or compensable occupational disease happening to his employees during the life of this contract or policy;

Rehabilitation services:

(c) That it will furnish or cause to be furnished such rehabilitation services for which the insured employer may become liable to furnish or cause to be furnished under the provisions of the Michigan workmen's compensation act for all compensable injuries or compensable occupational disease happening to his employees during the life of this contract or policy;

Funeral expenses:

(d) That it will pay or cause to be paid the reasonable expense of the last sickness and burial of all employees whose deaths are caused by compensable injuries or compensable occupational diseases happening during the life of this contract or policy and arising out of and in the course of their employment with the employer, which the employer may be obligated to pay under the provisions of the Michigan workmen's compensation act;

Scope of contract:

(e) That this insurance contract or policy shall for all purposes be held and deemed to cover all the businesses the said employer is engaged in at the time of the issuance of this contract or policy and all

other businesses, if any, the employer may engage in during the life thereof, and all employees the employer may employ in any of his businesses during the period covered by this policy;

Obligations assumed:

(f) That it hereby assumes all obligations imposed upon the employer by his acceptance of the Michigan workmen's compensation act, as far as the payment of compensation, death benefits, medical, surgical, hospital care or medicine and rehabilitation services is concerned;

Termination notice:

(g) That it will file with the bureau of workmen's compensation at Lansing, Michigan, at least 20 days before the taking effect of any termination or cancelation of this contract or policy, a notice giving the date at which it is proposed to terminate or cancel this contract or policy; and that any termination of this policy shall not be effective as far as the employees of the insured employer are concerned until 20 days after notice of proposed termination or cancelation is received by the bureau of workmen's compensation;

Conflicting provisions:

(h) That all the provisions of this contract, if any, which are not in harmony with this paragraph are to be construed as modified hereby, and all conditions and limitations in the policy, if any, conflicting herewith are hereby made null and void."

TRAVELERS

WORKERS COMPENSATION
AND
EMPLOYERS LIABILITY POLICY

ENDORSEMENT WC 21 03 05 (A)

POLICY NUMBER: (6KUB-2E82819-9-15)

MICHIGAN WORKERS' COMPENSATION PLACEMENT FACILITY ENDORSEMENT

This endorsement applies only to the insurance provided by the policy because Michigan is shown in Item 3.A. of the Information Page and because this insurance is an assigned risk coverage issued by a servicing carrier for either the Facility or the National WC Pool.

This endorsement clarifies the meaning of some words and phrases contained in the policy as they apply to policies placed through the Facility.

"Our Manuals" mean the Facility Basic Manual for Workers' Compensation and Employers' Liability Insurance and other Facility Manuals as filed with and approved by the Commissioner of Insurance of the State of Michigan.

"Insurance Rate Service Organizations" referred to in the policy mean the Michigan Workers' Compensation Placement Facility and the Advisory Organization.

The Facility Special Minimum Premium Rule applies in determining the final premium due under Part Five-E Final Premium-1 and 2, rather than the amounts indicated by the last sentence of each of these paragraphs.

Long-term policies are not available.

If the Partners, Officers and Others Exclusion Endorsement is used with this policy, it must specify the names of the individuals to be excluded. It is not sufficient to list only descriptive phrases on the endorsement such as "all partners," "partners" or "president." The particular person(s) must be named, for example, "John Smith, President" or "John Smith and Harry Jones, Partners."

C 1 0 0 7 8 9 3 7 5 9 0 0 1 0 4 8 3

This endorsement changes the policy to which it is attached and is effective on the date issued unless otherwise states.

(The information below is required only when this endorsement is issued subsequent to preparation of the policy.)

Endorsement Effective | Policy No. | Endorsement No.
Insured | | Premium $

Insurance Company | Countersigned by ____________________

DATE OF ISSUE: 04-16-15 ST ASSIGN: MI

010483

POLICY NUMBER: (6KUB-2E82819-9-15)

TERRORISM RISK INSURANCE PROGRAM REAUTHORIZATION ACT DISCLOSURE ENDORSEMENT

This endorsement addresses requirements of the Terrorism Risk Insurance Act of 2002 as amended and extended by the Terrorism Risk Insurance Program Reauthorization Act of 2015.

Definitions

The definitions provided in this endorsement are based on and have the same meaning as the definitions in the Act. If words or phrases not defined in this endorsement are defined in the Act, the definitions in the Act will apply.

"Act" means the Terrorism Risk Insurance Act of 2002, which took effect on November 26, 2002, and any amendments resulting from the Terrorism Risk Insurance Program Reauthorization Act of 2015.

"Act of terrorism" means any act that is certified by the Secretary of the Treasury, in consultation with the Secretary of Homeland Security, and the Attorney General of the United States as meeting all of the following requirements:

a. The act is an act of terrorism.

b. The act is violent or dangerous to human life, property or infrastructure.

c. The act resulted in damage within the United States, or outside the United States in the case of the premises of United States missions or certain air carriers or vessels.

d. The act has been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

"Insured Loss" means any loss resulting from an act of terrorism (including an act of war, in the case of workers compensation) that is covered by primary or excess property and casualty insurance issued by an insurer if the loss occurs in the United States or at the premises of United States missions or to certain air carriers or vessels.

"Insurer Deductible" means for the period beginning on January 1, 2015, and ending on December 31, 2020, an amount equal to 20% of our direct earned premiums during the immediately preceding calendar year.

Limitation of Liability

The Act limits our liability to you under this policy. If aggregate Insured Losses exceed $100,000,000,000 in a calendar year, and if we have met our Insurer Deductible, we are not liable for the payment of any portion of the amount of Insured Losses that exceeds $100,000,000,000; and for aggregate Insured Losses up to $100,000,000,000, we will pay only a pro rata share of such Insured Losses as determined by the Secretary of the Treasury.

TRAVELERS

WORKERS COMPENSATION AND EMPLOYERS LIABILITY POLICY

ENDORSEMENT WC 21 04 02 (B)

POLICY NUMBER: (6KUB-2E82819-9-15)

Policyholder Disclosure Notice

1. Insured Losses would be partially reimbursed by the United States Government. If the aggregate industry Insured Losses exceed:
   a. $100,000,000, with respect to such Insured Losses occurring in calendar year 2015, the United States Government would pay 85% of our Insured Losses that exceed our Insurer Deductible.
   b. $120,000,000, with respect to such Insured Losses occurring in calendar year 2016, the United States Government would pay 84% of our Insured Losses that exceed our Insurer Deductible.
   c. $140,000,000, with respect to such Insured Losses occurring in calendar year 2017, the United States Government would pay 83% of our Insured Losses that exceed our Insurer Deductible.
   d. $160,000,000, with respect to such Insured Losses occurring in calendar year 2018, the United States Government would pay 82% of our Insured Losses that exceed our Insurer Deductible.
   e. $180,000,000, with respect to such Insured Losses occurring in calendar year 2019, the United States Government would pay 81% of our Insured Losses that exceed our Insurer Deductible.
   f. $200,000,000, with respect to such Insured Losses occurring in calendar year 2020, the United States Government would pay 80% of our Insured Losses that exceed our Insurer Deductible.
2. Notwithstanding item 1 above, the United States Government will not make any payment under the Act for any portion of Insured Losses that exceed $100,000,000,000.
3. The premium charge for the coverage your policy provides for Insured Losses is included in the amount shown In Item 4 of the Information Page or in the Schedule below.

Schedule

State	Rate per $100 of Remuneration

This endorsement changes the policy to which it is attached and is effective on the date issued unless otherwise stated.

(The information below is required only when this endorsement is issued subsequent to preparation of the policy.)

Endorsement Effective   Policy No.   Endorsement No.
Insured   Premium $

Insurance Company   Countersigned by ____________________

010484